================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  CNBC BANCORP
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                               [CNBC LETTERHEAD]


                  NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS


TO THE SHAREHOLDERS OF CNBC:

         Notice is hereby given that the 2001 Annual Meeting of Shareholders of CNBC Bancorp (the "Annual Meeting") will be held at 100 E. Wilson Bridge Rd., Worthington, Ohio on Tuesday, April 24, 2001 at 8:30 a.m. for the following purposes:

     1.    To elect six (6) directors for three-year terms expiring in 2004.

     2. To approve an amendment to CNBC Bancorp's Amended and Restated Articles of Incorporation to increase CNBC Bancorp's authorized common shares from 2 million to 3 million.

     3. To ratify the selection of Crowe, Chizek and Company, LLP as independent auditors for CNBC Bancorp.

     4. To consider and act upon such other matters as may properly come before the Annual Meeting and at any and all adjournments thereof.

         Shareholders of record at the close of business on March 2, 2001 are entitled to notice and to vote at the Annual Meeting and at any and all adjournments thereof.

                                         By Order of the Board of Directors,


                                         John A. Romelfanger
                                         Secretary of the Board


March 27, 2001

SHAREHOLDERS ARE REQUESTED BY THE BOARD OF DIRECTORS TO FILL OUT AND SIGN THE ENCLOSED FORM OF PROXY AND TO RETURN IT IN THE ACCOMPANYING SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU DO ATTEND THE ANNUAL MEETING, YOU MAY THEN ELECT TO WITHDRAW YOUR PROXY AND VOTE IN PERSON. A STATEMENT RELATING TO THIS PROXY IS SET FORTH ON THE FOLLOWING PAGES.

                                 PROXY STATEMENT

                       VOTING RIGHTS AND PROXY INFORMATION
                       -----------------------------------

         The accompanying proxy is solicited by the Board of Directors of CNBC Bancorp ("CNBC") for use at the Annual Meeting of Shareholders to be held on April 24, 2001 at 8:30 a.m. at 100 East Wilson Bridge Rd., Worthington, Ohio. When the proxy is properly executed and returned to CNBC, the shares it represents will be voted at the Annual Meeting, in accordance with the instructions noted thereon, by the persons appointed by the proxy. If no instructions are indicated, the proxy will be voted in favor of all nominees equally for election as directors and in favor of the proposal to amend CNBC's Amended and Restated Articles of Incorporation to increase CNBC's authorized common shares and in favor of ratification of CNBC's independent auditors. The holders of a majority of the outstanding common shares present in person or by proxy, constitutes a quorum. The shares represented by any proxy that directs abstention from the vote on any proposal will not be voted on such proposal, but will be included in calculating the shares represented by proxy at the Annual Meeting. Any shareholder may revoke his or her proxy at any time before it is voted by delivering an instrument revoking the proxy or a duly executed proxy bearing a later date to John A. Romelfanger, Treasurer and Secretary of CNBC, or by voting in person at the Annual Meeting.

         Only those shareholders of record at the close of business on March 2, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date, the outstanding voting securities of CNBC entitled to vote at the Annual Meeting were 1,378,159 common shares, without par value. Each share is entitled to one vote, unless the shareholder chooses to elect directors by cumulative voting, which is described more fully on page five of this Proxy Statement.

         The Proxy Statement, together with the Notice of Annual Meeting of Shareholders, form of proxy, 2000 CNBC Bancorp Financial Summary and the 2000 Annual Report to Shareholders, were first mailed to shareholders on or about March 27, 2001. In addition to using the mail, directors, officers and other employees of CNBC and its wholly owned subsidiaries Commerce National Bank ("Commerce National"), and CNBC Retirement Services, Inc. ("CRS"), acting on their behalf, may also solicit proxies. Proxies may be solicited personally, by telephone, or by telegram. All costs associated with the solicitation of proxies will be paid for by CNBC.

                                  ANNUAL REPORT
                                  -------------

         The 2000 CNBC Financial Summary and CNBC's 2000 Annual Report to Shareholders accompanies this Proxy Statement. CNBC will furnish without cost to any shareholder, upon request, a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission. Requests should be in writing and directed to John A. Romelfanger, Treasurer and Secretary, CNBC Bancorp, 100 E. Wilson Bridge Rd., Worthington, Ohio, 43085.

                             PRINCIPAL SHAREHOLDERS
                             ----------------------

         The following table sets forth, as of February 28, 2001, information concerning each person known by CNBC to be the beneficial owner of more than 5 percent of its common shares.

         Name and Address of            Common Shares          Percentage of
         Beneficial Owner           Beneficially Owned(1)    Outstanding Shares
         ----------------           ---------------------    ------------------

Thomas D. McAuliffe
4187 Olentangy Boulevard                   97,235                     6.86%
Columbus, OH 43214

Donald R. Kenney
6871 Lake Trail Dr.                        76,728                     5.57%
Westerville, OH 43081

Michael Wren
4326 Olmstead Road                         69,500                     5.04%
New Albany, OH 43054

------------
(1) The information contained in this column is based upon information furnished to CNBC by the named individuals and the shareholder records of CNBC. Except where otherwise indicated, this column represents the number of shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power. Common shares beneficially owned include options that totaled 38,253 for Mr. McAuliffe and 1,980 for Mr. Wren.

                              ELECTION OF DIRECTORS
                              ---------------------

         The Board of Directors of CNBC presently consists of seventeen (17) members, divided into three classes. The directors in each class are elected for terms of three (3) years so that at each Annual Meeting the term of office of one class of directors expires. The terms of office of Mark S. Corna, Douglas W. James, Donald R. Kenney, David J. Ryan, John A. Romelfanger, and Judith A. DeVillers will expire on the day of the 2001 Annual Meeting, upon election of their successors. In accordance with CNBC's Code of of Regulations, Mr. Romelfanger was named by the Board to fill a vacancy created when Mr. Mahoney resigned his position with Commerce National in November, 2000. Mr. Kellogg has been nominated by the Board of Directors to replace Mr. James, who has relocated out of the Central Ohio area.

         The Board of Directors of CNBC have nominated and proxies solicited hereunder granting authority to vote on the election of directors will be voted for the election of Messrs. Corna, Kellogg, Kenney, Romelfanger and Ryan and Ms. DeVillers to serve for three-year terms ending in 2004 and until their successors are elected. However, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

         With the exception of Mr. Kellogg, all of the nominees are current directors of CNBC whose present terms of office will expire at the Annual Meeting. If any nominee is not available at the time of the election, proxies may be voted for a substitute. However, CNBC has no reason to believe that any of the nominees will not be available. The nominees for director receiving the greatest number of votes will be elected at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF CNBC'S NOMINEES FOR DIRECTORS.

         The following information is furnished with respect to each current director and the nominee for director and each executive officer of CNBC named in the table on page 7 of this proxy statement:


                                                            Director Continuously
                                                            Since Year Indicated        Common
                                                                      For               Stock             Percentage
Director or       Principal Occupation                     ----------------------      Beneficially      of
Executive         or Employment for the                                Commerce         Owned as          Outstanding
Officer           Past Five Years                Age         CNBC    National           of 2/28/2001(1)   Shares
--------------------------------------------------------------------------------------------------------------------------

Thomas D.         Chief Executive                51          1996         1991               97,235           6.9%
McAuliffe         Officer and President,
                  CNBC Bancorp and
                  Commerce National Bank

Loreto V.         President, Canini              37          1996         1996                5,040            .4%
Canini            and Pellecchia, Inc.

Mark S.           President, Corna/              51          1996         1991               11,113            .8%
Corna             Kokosing Construction
                  Company

Jameson           Vice President,                51          1996         1991               57,640           4.2%
Crane, Jr.        Fairwood Investment
                  Co.

Judith A.         CEO, Exco                      64          1996         1991               10,974            .8%
DeVillers         Company

George A.         President, G.A.                58          1996         1991               30,062           2.2%
Gummer            Gummer & Assoc., Inc.

William L.        CEO, Columbus Sign             51          1996         1991               13,732           1.0%
Hoy               Company

Douglas W.        Retired, Danka                 58          1996           (2)              33,660           2.4%
James (6)         Industries

Clark             Sports Broadcaster,            39          (3)            (2)                 (5)           0.0%
Kellogg           CBS Sports


Donald R.         Chairman, Triangle             57          1996         1991               76,728           5.6%
Kenney            Real Estate Services,
                  Inc.

                                                            Director Continuously
                                                            Since Year Indicated        Common
                                                                    For                 Stock             Percentage
Director or       Principal Occupation                      ----------------------      Beneficially      of
Executive         or Employment for the                                Commerce         Owned as          Outstanding
Officer           Past Five Years                Age         CNBC        National       of 2/28/2001(1)   Shares
-----------------------------------------------------------------------------------------------------------------------

Samuel E.         President, McDaniel's          55          1996         1991                7,685            .6%
McDaniel          Painting and Construction
                  Inc.

Kent K.           Investment Broker,             52          1996         1991               57,938           4.2%
Rinker (4)        Legg Mason Wood
                  Walker, Incorporated

John A.           Chief Operating Officer &
Romelfanger       Chief Financial Officer,       40          2001         1998               25,603           1.8%
                  Commerce National Bank

Richard F.        Retired, Dick Ruhl             63          1996         1992               30,305           2.2%
Ruhl              Ford Sales, Inc.

David J.          Retired, Rimrock               58          1996         1991               58,064           4.2%
Ryan              Corporation

Peter C.          President, Atlas               57          1996           (2)              23,022           1.7%
Taub              Industrial Holdings, LLC

John A.           President, West                55          1996         1991               26,396           1.9%
Tonti             Penn Foods, Inc.

Alan R.           CEO, Archer-Meek-              67          1996         1991               54,342           3.9%
Weiler            Weiler Agency, Inc. (7)

Michael           Retired, M-E                   57          1996         2000               69,500           5.0%
Wren              Engineering, Inc.

All directors and executive officers                                                        701,544          47.7%
as a group (21 persons)

(1) Includes shares beneficially owned, which includes shares as to which a person has sole or shared voting and/or investment power.
(2)  Not currently a director of Commerce National.
(3)  Not currently a director of CNBC.
(4)  Serves as a non-elected advisory director only.
(5) Mr. Kellogg does not currently own any CNBC common shares. Upon election, Mr. Kellogg will be required to purchase a minimum of 100 common shares of CNBC.
(6) Mr. James is not a nominee for re-election to the Board due to his relocation out of the Central Ohio area.
(7) Mr. Weiler also serves on the board of Cincinnati Financial Corporation and is a trustee of the Glimcher Realty Trust.

                                CUMULATIVE VOTING
                                -----------------

         Under the General Corporation Law of Ohio, if notice in writing is given by any shareholder to the President, Vice President or the Secretary of CNBC not less than forty-eight hours before the time fixed for holding the Annual Meeting, that the shareholder desires that the voting for election of directors shall be cumulative, and if the announcement of the giving of such notice is made upon the convening of the Annual Meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he or she owns multiplied by the number of directors to be elected. Each shareholder may cast all of his or her votes for a single nominee or may distribute his or her votes among as many nominees as he or she sees fit. As indicated on page 4 of this Proxy Statement, if the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                      ------------------------------------

         In 2000, the Board of Directors of CNBC had no formal committees. All formal committees were established under the oversight of the Commerce National Board of Directors. Commerce National had four established committees that met on a regular basis in 2000. Effective in 2001, the Audit Committee was established as a committee of CNBC.

         These committees meet with management to review Commerce National's policies, procedures and operating performance on particular functional areas. The activities of all committees are reviewed by the Commerce National Board of Directors. These committees are established in accordance with the Bylaws of Commerce National, which may be changed from time to time by a majority vote of the Board of Directors of Commerce National.

         The Loan Committee is comprised of three directors (none of whom are officers of Commerce National) and Mr. McAuliffe. The primary responsibilities of the Committee are to review and approve loans over particular limits, approve all loans to insiders and review and approve changes to Commerce National's lending policies and procedures. All board members serve on the loan committee on a six-week rotating basis. The Committee met twenty-five times in 2000.

         The Funds Management Committee is comprised of not less than four outside directors, Mr. McAuliffe, Mr. Romelfanger and Ms. Miller. The outside directors currently serving on this committee include Mr. Gummer, who serves as chairperson, Mr. Weiler, Mr. Ryan and Mr. Canini. Mr. Rinker also serves as an advisory member to this committee. The Committee meets quarterly, and its primary responsibilities include reviewing Commerce National's asset/liability interest rate sensitivity, reviewing and approving investment policies and reviewing the financial results of Commerce National. The Committee met four times in 2000.

         The Compensation Committee is comprised of at least five directors and Mr. McAuliffe (who is a non-voting member) with its primary responsibilities being the review of personnel polices and practices and the evaluation of senior management performance and compensation. The directors currently serving on the Committee include Mr. Corna, who serves as chairperson, Mr. Ryan, Mr. Tonti, Mr. Ruhl, Mr. Crane and Mr. McDaniel. The Committee met three times in 2000.


         The Audit Committee is comprised of at least four directors, none of whom are officers of Commerce National. The directors currently serving on this committee include Mr. Hoy, who serves as chairperson, Mr. Kenney, Mr. Wren and Ms. DeVillers. The Committee met three times in 2000. The Committee's primary responsibilities are the review of internal and external auditors' reports, review of internal loan review reports, evaluation of the internal auditor, evaluation and appointment of CNBC's independent auditors, and review of the adequacy of CNBC's system of internal audit controls. The Audit Committee has adopted a charter, which is attached to this Proxy Statement as Appendix "A". Effective in 2001, this charter formally establishes the Audit Committee as a committee of the CNBC Bancorp Board of Directors. All members of the Audit Committee are independent as defined by the NASD listing standards.

         Each outside director is paid an attendance fee of $300 per Board of Directors meeting attended and $100 per committee meeting attended. CNBC had four regularly scheduled meetings and one special meeting, and Commerce National had twelve regularly scheduled meetings in 2000. All of the directors attended 75 percent of the regularly scheduled board meetings and the meetings of the committees on which they served, except for the following directors: Mark S. Corna, Jameson Crane, Jr., Donald R. Kenney and Richard F. Ruhl.

                        EXECUTIVE OFFICERS OF THE COMPANY
                        ---------------------------------

         The following table sets forth the names and ages of all current executive officers of the Company and their positions. Mr. Sbrochi began employment with Commerce National Bank on January 2, 2001.

                   Name                            Age                                     Position
                   ----                            ---                                     --------

Thomas D. McAuliffe                                51         Chairman of the Board and President of CNBC; Chairman of the
                                                              Board, Chief Executive Officer and President of Commerce
                                                              National; Director of CNBC Retirement Services, Inc.

John A. Romelfanger                                40         Director, Vice President, Secretary and Treasurer of CNBC;
                                                              Director, Chief Operating Officer and Chief Financial Officer of
                                                              Commerce National; Director and Treasurer of CNBC Retirement
                                                              Services, Inc.

Pamela S. Miller                                   38         Principal, Loan Review Officer and Controller of Commerce
                                                              National

Mark A. Sbrochi                                    47         Principal, Chief Credit Officer of Commerce National

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS
                     --------------------------------------

         Directors and executive officers of CNBC and their associates were customers of, or had transactions with, CNBC or CNBC's banking or other subsidiaries in the ordinary course of business during 2000. Additional transactions may be expected to take place in the future. All outstanding loans to directors and executive officers and their associates, commitments and sales, purchases and placements of investment securities and other financial instruments included in such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

                             EXECUTIVE COMPENSATION
                             ----------------------

         The following table summarizes all annual and long-term compensation paid during the fiscal years ended December 31, 2000, 1999 and 1998 to CNBC's President and the other most highly compensated executive officers of CNBC whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000 for services rendered in all capacities to CNBC, Commerce National and CRS.

                                                                              Long-Term
                                                                              Compensation:
                                                                              Common
                                                                              Shares
Name and                            Fiscal                                    Underlying                All Other
Principal Position                  Year     Salary ($)       Bonus($)        Options                   Compensation($)(1)
------------------                  ----     ----------       --------        -------                   ------------------


Thomas D. McAuliffe                  2000      $170,300         $42,500            2,000                      $43,244
Chairman, President                  1999      $155,600         $50,000            1,792                      $35,000
and CEO                              1998      $140,000         $50,000              591                      $35,000

John A. Romelfanger                  2000      $109,000         $27,500            2,000                      $28,281
Chief Operating Officer              1999      $101,000         $35,000              987                      $13,253
and Chief Financial                  1998     $  92,000         $35,000              402                      $12,742
Officer

Daniel M. Mahoney (2)                2000     $  82,500         $     -                -                      $10,667
Senior Lending Officer               1999     $  85,000         $20,000              797                      $11,320
                                     1998     $  82,500         $20,000              361                      $ 6,999

-----------
     (1) Amounts contributed to the 401(k) savings plan by Commerce National, amounts contributed under deferred compensation plans, and taxable amounts under certain benefit programs. In 2000, Mr. Mahoney's other compensation includes $10,000 in severence pay.
     (2) Mr. Mahoney resigned his position with Commerce National effective November 30, 2000.

                              EMPLOYMENT AGREEMENT
                              --------------------

         Thomas D. McAuliffe, CNBC and Commerce National entered into an employment agreement on March 1, 1998, as amended effective December 31, 1998, pursuant to which Mr. McAuliffe serves as President and CEO of CNBC and of Commerce National. The employment agreement expires on February 28, 2003, subject to extension by mutual agreement of the parties. The employment agreement provides for an annual base salary of $140,000 per annum for fiscal year 1998, subject to annual percentage increases based upon increases in the diluted earnings per common share of CNBC. Annual bonuses may be awarded in the sole discretion of the Boards of Directors of CNBC and Commerce National. In addition, Commerce

National contributes $25,000 per year to a trust established by Commerce National as a supplemental retirement benefit for Mr. McAuliffe.

         Mr. McAuliffe is eligible to participate in all retirement, welfare and other benefit plans or programs of Commerce National to the same extent as other Commerce National executive officers. In addition to any group life coverage, the employment agreement provides for Commerce National to keep in place and pay premiums on a life insurance policy on Mr. McAuliffe's life in the face amount of $2,000,000, with respect to which Mr. McAuliffe may designate the beneficiary. Commerce National also agrees to reimburse Mr. McAuliffe annually for any premiums paid by him to maintain in force an individual disability income policy.

         The employment agreement terminates automatically upon Mr. McAuliffe's death and at CNBC and Commerce National's option, in the event of his disability. The employment agreement is also terminable by CNBC and Commerce National "with cause" or "without cause" and Mr. McAuliffe may terminate the employment agreement "for good reason" or "without good reason" or upon a "change in control." If Mr. McAuliffe elects to terminate his employment following a "change in control," as such term is defined in the agreement, he is entitled to his unpaid cash compensation through the date of termination, any previously deferred compensation, accrued but unpaid vacation pay and severance payments and benefit continuation. Severance payments are calculated based on
2.99 times McAuliffe's prior year compensation, as defined, and are payable over a one-hundred twenty (120) month period. In the event Mr. McAuliffe's employment is terminated by Commerce National "without cause" or by Mr. McAuliffe for "good reason," he will be entitled to receive, in addition to accrued but unpaid compensation and vacation pay, one year's worth of base salary and benefits plus the amount then held in the trust. If Mr. McAuliffe's employment is terminated by CNBC or Commerce National "for cause" or by Mr. McAuliffe "without good reason," he will only be entitled to receive his accrued (but unpaid) compensation and vacation pay, along with any compensation previously deferred by him.

         The employment agreement provides that during a two (2) year period following the termination of his employment with CNBC and Commerce National, unless terminated in the event of a disability, Mr. McAuliffe may not compete or become associated with any entity that competes with the business of CNBC or any of its subsidiaries in any geographic area where CNBC or any of its subsidiaries operates an office. In addition, during the two (2) year period referred to above (except by reason of a termination by Commerce National in the event of a disability), Mr. McAuliffe may not directly or indirectly, encourage or solicit, or assist any other person or firm in encouraging or soliciting anyone having a business relationship with Commerce National or any of its subsidiaries within the two (2) years preceding his termination of employment to terminate a business relationship with Commerce National or engage in a business relationship with a competitor.

         John A. Romelfanger, CNBC and Commerce National entered into an employment agreement on June 1, 2000, pursuant to which Mr. Romelfanger serves as Vice President, Secretary and Treasurer of CNBC and Chief Operating Officer and Chief Financial Officer of Commerce National. The employment agreement expires on May 31, 2005, subject to extension by mutual agreement of the parties. The employment agreement provides for an annual base salary of $109,000 per annum for fiscal year 2000, subject to annual percentage increases based upon increases in the diluted earnings per common share of CNBC. Annual bonuses may be awarded in the sole discretion of the Boards of Directors of CNBC and Commerce National. In addition, Commerce National contributes $17,500 per year to a deferred compensation plan established by Commerce National as a supplemental retirement benefit for Mr. Romelfanger.

         Mr. Romelfanger is eligible to participate in all retirement, welfare and other benefit plans or programs of Commerce National to the same extent as other Commerce National executive officers. In addition to any group life coverage, the employment agreement provides for Commerce National to keep in place and pay premiums on a life insurance policy on Mr. Romelfanger's life in the face amount of $1,000,000, with respect to which Mr. Romelfanger may designate the beneficiary. Commerce National also agrees to reimburse Mr. Romelfanger annually for any premiums paid by him to maintain in force an individual disability income policy.

         The employment agreement terminates automatically upon Mr. Romelfanger's death and at CNBC and Commerce National's option, in the event of his disability. The employment agreement is also terminable by CNBC and Commerce National "with cause" or "without cause" and Mr. Romelfanger may terminate the employment agreement "for good reason" or "without good reason" or upon a "change in control." If Mr. Romelfanger elects to terminate his employment following a "change in control," as such term is defined in the agreement, he is entitled to his unpaid cash compensation through the date of termination, any previously deferred compensation, accrued but unpaid vacation pay and severance payments and benefit continuation. Severance payments are calculated based on
1.5 times Romelfanger's prior year compensation, as defined, and are payable over a twenty-four (24) month period. In the event Mr. Romelfanger's employment is terminated by Commerce National "without cause" or by Mr. Romelfanger for "good reason," he will be entitled to receive, in addition to accrued but unpaid compensation and vacation pay, one year's worth of base salary and benefits plus the amount then held in the deferred compensation account. If Mr. Romelfanger's employment is terminated by CNBC or Commerce National "for cause" or by Mr. Romelfanger "without good reason," he will only be entitled to receive his accrued (but unpaid) compensation and vacation pay, along with any compensation previously deferred by him.

         The employment agreement provides that during an eighteen (18) month period following the termination of his employment with CNBC and Commerce National, unless terminated in the event of a disability, Mr. Romelfanger may not compete or become associated with any entity that competes with the business of CNBC or any of its subsidiaries in any geographic area where CNBC or any of its subsidiaries operates an office. In addition, during the eighteen (18) month period referred to above (except by reason of a termination by Commerce National National in the event of a disability), Mr. Romelfanger may not directly or indirectly, encourage or solicit, or assist any other person or firm in encouraging or soliciting anyone having a business relationship with Commerce National or any of its subsidiaries within the eighteen (18) month period preceding his termination of employment to terminate a business relationship with Commerce National or engage in a business relationship with a competitor.

                           EMPLOYEE STOCK OPTION PLANS
                           ---------------------------

         In 1996, shareholders approved the 1996 Non-Qualified Stock Option Plan, which consolidated all prior plans into one plan. A total of 168,171 shares are authorized for grant under the 1996 plan. In April, 1999, the shareholders of CNBC adopted the 1999 Stock Option Plan providing for the grant of incentive and non-qualified stock options to certain directors and key employees of CNBC and its subsidiaries. A total of 31,829 shares are authorized for grant under the 1999 Stock Option Plan. You may refer to footnote 11 to the financial statements for additional information regarding options granted and outstanding.

         The options are exercisable in whole or in part upon such terms and conditions as may be determined by the Board of Directors but, in no event, will options be exercisable later than 20 years after the date of grant. During 2000, a total of 11,510 stock options were granted to employees.

         The tables below contain certain information with respect to stock options granted in 2000 under CNBC's stock option plans to the following executive officers.

                        OPTION GRANTS IN LAST FISCAL YEAR
                        ---------------------------------

                                                                                                  Potential Realized
                                  Individual Grants(1)                                            Value at Assumed
                                --------------------------                                         Annual Rates of
                                 Number of       % of Total                                           Stock Price
                                Securities         Options                                         Appreciation for
                                Underlying       Granted to                                           Option  Term
                                  Options       Employees in         Exercise       Expiration   ---------------------
Name                              Granted        Fiscal Year       Price ($/Sh)        Date      5% ($)        10% ($)
----                              -------        -----------       ------------        ----      ------        -------

Thomas D. McAuliffe                2,000            17.4%             $29.00       12/31/2010     $36,476     $92,437
John A. Romelfanger                2,000            17.4%             $29.00       12/31/2010     $36,476     $92,437

-----------------
(1) Grants vest and become exercisable by the employee 33 1/3% per year beginning one year after the grant date. Mr. Mahoney did not receive an option grant in 2000.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                        ---------------------------------

                                                                                                          Value of
                                                                             # of Securities             Unexercised
                                                                                Underlying              In-the-Money
                                         Shares             Value               Unexercised              Options at
                                       Acquired on         Realized          Options 12/31/2001          12/31/2001
Name                                   Exercise (#)           ($)                  (#)(1)                  ($)(1)
----                                  -------------   ------------------- --------------------------    -------------
Thomas D. McAuliffe                                                             34,801/3,452             $668,348/$0
John A. Romelfanger                     3,000              $67,548              17,606/2,793             $329,417/$0
Daniel M. Mahoney                       2,000              $46,640              18,594                   $363,543

(1) Values shown are at year-end bid price of $28.00 per share for exercisable options/unexercisable options. Mr. Mahoney had no unexercisable options at December 31, 2000 as a result of forfeiture due to his termination of employment.

               COMMERCE NATIONAL BANK DEFERRED COMPENSATION PLANS
               --------------------------------------------------

         Commerce National has a non-qualified deferred compensation plan for directors. This plan permits the deferral of compensation earned until the participant's retirement. The participant's election to defer compensation must be made prior to the date the compensation is earned and all amounts deferred are invested in mutual funds.

         In addition to the plans for Messrs. McAuliffe and Romelfanger, which are described under "Employment Agreement" on pages 7 through 9 of this Proxy Statement, Commerce National has non-qualified compensation plans for two of its senior officers. A plan for Ms. Miller became effective on December 31, 1997. A plan for Mr. Sbrochi became effective January 2, 2001. The plans for Ms. Miller and Mr. Sbrochi require the officers to remain in the employ of Commerce National for 10 years from the effective date in order to receive any benefits thereunder.

                  PROPOSAL TO AMEND CNBC'S AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                    TO INCREASE ITS AUTHORIZED COMMON SHARES
                        FROM TWO MILLION TO THREE MILLION
                        ---------------------------------

         Currently, CNBC's Amended and Restated Articles of Incorporation authorize the issuance of two million common shares and 200,000 serial preferred shares. The Board of Directors is requesting shareholders approve an increase in the authorized common shares from two million to three million. If the requested increase is approved by shareholders, the Board of Directors anticipates approving a 3-for-2 stock split for all common shareholders. This stock split would satisfy one of the requirements for listing CNBC common shares on the National Association of Securities Dealers ("NASD") SmallCap Market. CNBC common shares are currently quoted on the NASD electronic bulletin board. After this stock split, CNBC contemplates filing an application with the NASD for inclusion on the NASD SmallCap Market. Management and the Board of Directors anticipate that a listing on the NASD SmallCap Market could have the potential to improve the willingness and ability of brokerage firms to buy and sell CNBC common shares. Management and the Board also anticipate improved distribution of its public quarterly financial information to brokerage firms and the public. Listed below is a breakdown of authorized shares as of February 28, 2001 before the requested increase, immediately after approval of the increase and after approval of the increase and giving effect to the contemplated 3-for-2 stock split.

                                                          Before           After            After Increase
                                                         Increase        Increase          & 3-for-2 Split
                                                         --------        --------          ---------------
Shares Issued and Outstanding:
         Owned by Directors and
            Executive Officers                            608,787          608,787              913,180
            Owned by Others                               769,372          769,372            1,154,058
Shares Reserved for Issuance
    Pursuant to Stock Option Plans                        146,243          146,243              219,364
Shares Authorized but Unissued                            475,598        1,475,598              713,398
                                                       ----------        ---------           ----------
         Total                                          2,000,000        3,000,000            3,000,000

         If the amendment to CNBC's Amended and Restated Articles of Incorporation is approved by shareholders, the amendment would become effective by filing a Certificate of Amendment with the Secretary of State of the State of Ohio. The Certificate of Amendment would be filed by an authorized officer of CNBC as soon as possible after the Annual Meeting, assuming approval by shareholders.

         The additional common shares that remain authorized but unissued would be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by CNBC's shareholders, except as may be required by applicable laws or regulations. These purposes may include stock dividends, employee benefit programs, corporate business combinations, acquisitions, issuance of securities convertible into CNBC common shares or other corporate purposes. The Board of Directors has no current plans to issue any common shares for any such purposes, other than the contemplated stock split, and does not intend to issue any common shares except on terms or for reasons that the Board of Directors deems to be in the best interests of CNBC and its shareholders.

         The authorization of additional common shares would not, by itself, have any effect on your rights as a CNBC shareholder. The issuance of common shares for corporate purposes, other than a stock split or stock dividend in pro rata distribution to existing shareholders could have, among other things, a dilutive effect on earnings per share and on the equity and voting power of shareholders at the time of their issuance.

         The additional common shares that would become available for issuance if the proposed amendment is adopted could also be used by CNBC to delay, defer or prevent a change in control of CNBC or other transactions that might involve a premium price for CNBC common shares. For example, in the event of a hostile attempt to take over control, CNBC could issue additional common shares, thereby diluting the voting power of the other outstanding common shares and increasing the potential cost to acquire control of CNBC. The Board of Directors is not aware of any attempt to take control of CNBC and the Board of Directors has not presented the proposal with the intent that it be utilized as an anti-takeover device.

         The affirmative vote of the holders of a majority of the outstanding common shares of CNBC is required to approve the proposal to amend CNBC's Amended and Restated Articles of Incorporation.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE INCREASE IN AUTHORIZED
SHARES.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
               ---------------------------------------------------

         Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Crowe, Chizek and Company, LLP, Columbus, Ohio, as CNBC's independent auditors for the fiscal year ending December 31, 2001. Crowe, Chizek and Company, LLP, has served as CNBC and Commerce National's auditors since 1991. Services provided to CNBC and Commerce National with respect to the year ended 2000 included the examination of CNBC's consolidated financial statements and consultations on various accounting, tax and reporting matters. Representatives of Crowe, Chizek and Company, LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

         In the event shareholders do not ratify the selection of Crowe, Chizek and Company, LLP as CNBC's independent auditors for the forthcoming fiscal year, such appointment will be reconsidered by the Board.

         An affirmative vote of a majority of the shares represented at the Annual Meeting, in person and by proxy, is required to approve the ratification of the appointment of the independent auditors.

THE BOARD RECOMMENDS SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY, LLP AS CNBC'S INDEPENDENT AUDITORS FOR THE 2001 FISCAL YEAR.

                             AUDIT COMMITTEE REPORT
                             ----------------------

         CNBC's Audit Committee has reviewed and discussed with management the audited financial statements of CNBC for the year ended December 31, 2000. In addition, the Committee has discussed with Crowe, Chizek and Company LLP (Crowe Chizek), the independent auditing firm for CNBC, the matters required by Statements on Auditing Standards No. 61, Communications with Audit Committees.

         The Committee also has received the written disclosures from Crowe Chizek required by Independence Standards Board Standard No. 1, and have discussed with Crowe Chizek its independence from CNBC.

         Based on the foregoing discussions and reviews, the Audit Committee has recommended to CNBC's Board of Directors that the audited financial statements be included in CNBC's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Respectfully Submitted,
The Audit Committee
William L. Hoy, Chair
Donald R. Kenney
Judith A. DeVillers
Michael Wren

         In accordance with the rules issued in 2000 related to auditor independence, listed below are fees for services rendered by Crowe Chizek to CNBC and its subsidiaries during fiscal year 2000.

         Audit Fees, including review of Forms 10-QSB:                  $36,550
         Financial Information Systems Design and Implementation Fees:  $     0
         All Other Fees:                                                $22,215

         The Audit Committee has been provided with information regarding the services provided by Crowe Chizek and has considered the compatibility of such services with maintaining the auditors' independence.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING
                -------------------------------------------------

         Any shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders must deliver the proposal to CNBC no later than November 27, 2001 in order to have the proposal included in CNBC's proxy material for that meeting. Any shareholder proposal submitted other than for inclusion in CNBC's proxy materials for that meeting must be delivered to CNBC not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting provided, however, that in the event that less than seventy-five (75) days' notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the earlier of the day on which such notice of the date of the meeting was mailed or such public disclosure was made. If a shareholder proposal is not received during this time period, such proposal will be considered untimely. CNBC may vote in its discretion all of the shares for which it has received proxies for the 2002 Annual Meeting of Shareholders as to any untimely shareholder proposals.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

         Under Section 16 of the Securities Exchange Act of 1934, members of the Board of Directors and certain executive officers of CNBC and its subsidiaries file periodic reports with the Securities and Exchange Commission disclosing their beneficial ownership of CNBC common stock. During 2000, and based solely upon a review of such reports, CNBC believes that all filing requirements under
Section 16 were complied with on a timely basis, with the exception of four reports that were filed late. All late reports were Form 4 Reports filed by Mark
S. Corna (one late filing), William G. Huddle (one late filing), and Daniel M. Mahoney (two late filings).

                                  OTHER MATTERS
                                  -------------

         The Board of Directors does not know of any matters, other than the election of directors, the vote to increase CNBC's authorized common shares from two million to three million and the vote to ratify CNBC's independent auditor, which will come before the Annual Meeting. In case any other matters should properly come before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.


                                      By Order of the Board of Directors,



                                      Thomas D. McAuliffe
                                      Chairman of the Board,
                                      President and Chief Executive Officer

March 27, 2001

                                  CNBC BANCORP
                                  ------------

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CNBC BANCORP

         The undersigned hereby appoints Samuel E. McDaniel and William L. Hoy, and each of them, the proxies of the undersigned, with full power of substitution to vote all Common Shares of CNBC Bancorp, which undersigned is entitled to vote at the Annual Meeting of Shareholders of CNBC Bancorp, to be held April 24, 2001 and at any and all adjournments thereof, as specified below:


         1.       ELECTION OF DIRECTORS: Mark S. Corna, Judith A. DeVillers, Clark Kellogg, Donald R. Kenney, John A.
                  Romelfanger, and David J. Ryan.

                  _________ FOR all Nominees         __________ WITHHOLD AUTHORITY to Vote for All Nominees

         (Instructions:  If you wish to withhold authority to vote for any individual nominee, write that nominee's name in the space below.)
         -------------------------------------------------------------------------------------

         2.       APPROVE AN AMENDMENT TO CNBC'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE CNBC'S
                  AUTHORIZED COMMON SHARES FROM TWO MILLION TO THREE MILLION.

                  _______  FOR              ________ WITHHOLD AUTHORITY         _______ ABSTAIN


         3.       RATIFICATION OF CROWE, CHIZEK AND COMPANY, LLP AS INDEPENDENT AUDITORS.

                  _______  FOR              ________ WITHHOLD AUTHORITY         _______ ABSTAIN

         4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

IF NO INSTRUCTION IS INDICATED, AUTHORITY IS GRANTED TO CAST THE VOTE OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR, FOR THE AMENDMENT TO CNBC'S ARTICLES OF INCORPORATION AND FOR THE RATIFICATION OF INDEPENDENT AUDITORS.

                                    Date:_______________________________, 2001


                                    ----------------------------------------
                                    Signature

                                    ----------------------------------------
                                    Signature, if jointly held

                                    ----------------------------------------
                                    Print your name(s) here

_______ I WILL ATTEND THE ANNUAL MEETING OF SHAREHOLDERS.
NOTE: THE SIGNATURE(S) ON THIS PROXY SHOULD CORRESPOND WITH THE NAME(S) IN WHICH YOUR SHARES ARE REGISTERED. WHEN SHARES ARE REGISTERED JOINTLY IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. A PROXY GIVEN BY A CORPORATION SHOULD BE SIGNED IN THE CORPORATE NAME BY THE CHAIRMAN OF ITS BOARD OF DIRECTORS, ITS PRESIDENT, VICE PRESIDENT, SECRETARY OR TREASURER.

                                   Appendix A

                             AUDIT COMMITTEE CHARTER


The audit committee ("Audit Committee") is a committee of the CNBC Bancorp ("the Company") Board of Directors. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information, which will be provided to the shareholders and others, the systems of internal controls that management and the board of directors have established, and the audit process.

COMPOSITION AND MEMBERSHIP

The Audit Committee shall be comprised solely of four directors, three of whom shall be independent of management and free from any relationship or service to the Company that, in the opinion of the Board of Directors, might interfere with their exercise of independent judgment in carrying out their responsibilities as a Committee member. Any of the following relationships shall preclude a current or prospective Audit Committee member from being considered independent:

         a. The Director being employed by the Company or any of its affiliates within the past three years;

         b. The Director accepting any compensation in excess of $60,000 during the prior calendar year from the Company or any of its affiliates, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         c. The Director being a member of the immediate family of an individual who is, or who has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

         d. The Director being a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments that exceeded 5% of the Company's or business organization's annual consolidated gross revenues or $200,000, whichever is more, in any of the past three years;

         e. The Director being employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

It shall be the responsibility of each Director to immediately disclose to the Audit Committee Chairman any of the relationships described in this section, or any other such relationship that, either in fact or in appearance, might impact the independent judgment of the Director in his or her service as a member of the Audit Committee.

Notwithstanding the above independence requirements, one Director who is not a current employee or an immediate family member of an employee may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the Director is required by the best interests of the Company and its shareholders. If such a Director is appointed to the Audit Committee, the Company shall disclose the nature of the Director's relationship and the reasons for the Board's determination in the next annual proxy statement subsequent to such determination.

Each member of the Audit Committee must also be financially literate, defined as the ability to read and understand fundamental financial statements, or become so within a reasonable period of time after his or her appointment to the Committee. Additionally, at least one Audit Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication.

Appointments to the Committee shall be made by the Chairman of the Board and shall conform to Company code of regulations and all applicable legal and regulatory criteria, as appropriate under the circumstances. Members shall be appointed annually for a term of one year. The Chairman of the Committee will be chosen by the Chairman of the Board. The Chairman shall preside over the meetings of the Committee and may call special meetings, in addition to those regularly scheduled and will report to the Board the actions and recommendations of the Committee.

The Committee may have in attendance such representatives of Company management, Internal Audit, Loan

Review, the independent auditor, or others as it may deem necessary to provide the necessary information to carry out is duties.

In meeting its responsibilities, the Audit Committee is expected to perform the following activities.

CONTINUOUS ACTIVITIES - GENERAL

1. Provide an open avenue of communication between and among the independent auditor, internal auditor, loan review officer and the Board of Directors.

2. Meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

3. Confirm and assure the independence of the independent auditor and the objectivity of the internal auditor.

4. Review with the independent auditor and the internal auditor the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

5. Inquire of management, the independent auditor, and the internal auditor about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company and/or any of its affiliates.

6. Approve the risk assessment methodology and scope of the annual internal audit plan of the Company for the ensuing year and concur with significant changes in planned activities. Consider the need for expansion of audits into areas of particular concern to the Directors. Periodically review the adequacy of internal audit staffing levels and staff qualifications.

7.   Consider and review with the independent auditor and the internal auditor:

     (a) The adequacy of the Company's and any of its affiliates' internal controls including computerized information system controls and security.

     (b) Related findings and recommendations of the independent auditor and Internal Audit together with management's responses.

8. Consider and review with management, the internal auditor and the independent auditor:

     (a) Significant findings during the year, including the status of previous audit recommendations.

     (b) Any difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information.

     (c)  Any changes required in the planned scope of the internal audit plan.

     (d)  The Internal Audit Department, budget and staffing.

9. Meet periodically with the independent auditor, the internal auditor and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

10. Report periodically to the Board on significant matters and make recommendations as deemed appropriate based upon results of the Committee's activities. Submit the minutes of all Committee meetings to the Board of Directors.

CONTINUOUS ACTIVITIES - RE: REPORTING SPECIFIC POLICIES

1. Review the potential impact of recent and prospective pronouncements and developments in accounting and regulatory matters on the Company's financial statements and accounting policies.


2. Provide that financial management and the independent auditor discuss with the Audit Committee their qualitative judgments about the appropriateness (not just the acceptability) of accounting principles and financial disclosure practices used or proposed to be adopted by the Company and its affiliates and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

3. Cause the independent auditor to conduct an interim financial review in accordance with Statement on Auditing Standards #71 prior to the Company's filing of its Form 10-QSB. Ensure that the auditor discusses matters described in AU section 380, Communications with the Audit Committee, with the Company's Audit Committee Chairman, the internal auditor, and management. Such discussion should include matters relating to significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.


SCHEDULED ACTIVITIES

1. Recommend the selection of the independent auditor for approval by the Board of Directors, approve the compensation of the independent auditor, and review and approve the discharge of the independent auditor.

2. Consider, in consultation with the independent auditor and the internal auditor, the audit scope and plan of the independent auditor and internal auditors.

3. Review with management and the independent auditor the results of annual audits and related comments in consultation with other committees as deemed appropriate including:

     (a) The independent auditor's audit of CNBC Bancorp's consolidated annual financial statements, accompanying footnotes and its report thereon.

     (b) Any significant changes required in the independent auditor's audit plans.

     (c) Any difficulties or disputes with management encountered during the course of the audit.

     (d) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under generally accepted auditing standards.

1. Assure that the auditor's reasoning is described in accepting or questioning significant estimates by management.

2.   Review and update the Committee's Charter annually.

"WHEN NECESSARY" ACTIVITIES

1. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

2. Review management consulting engagements performed by the Company's independent auditor and be advised of any other study undertaken at the request of management that is beyond the scope of the audit engagement letter and will result in fees over $25,000.

3. Review periodically with general counsel any legal and regulatory matters that may have a material impact on the Company's consolidated financial statements, compliance policies and programs.

4. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committees shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation.